EXHIBIT 10.4

THE BANK OF NEW YORK                                      BUSINESS CREDITLINK(R)
                                                          AGREEMENT


                                  LOAN              MAXIMUM
NAME OF BORROWER             ACCOUNT NUMBER          AMOUNT          DATE

International Freight
Logistics LTD                  6904662192          $50,000.00      03/26/02
---------------------        --------------        ----------      --------

USE OF WORDS

          The word "Agreement" means this Business CreditLink Agreement, as the same, may be amended, modified or supplemented from time to time. The word "Borrower" means the borrower executing this Agreement. The word "Bank" means The Bank of New York. The word "Loan" means any loan which is extended to the Borrower under this Agreement. The words "Loan Account" means the Business CreditLink loan account established under this Agreement. The word "Guarantor" means any and all persons executing a guarantee of the Borrower's obligations to the Bank under this Agreement. The word "Hypothecator" means any and all persons executing a hypothecation agreement authorizing the Borrower to pledge or grant a security interest in and lien on certain property of such person as Collateral (as hereinafter defined) for the Borrower's obligations to the Bank under this Agreement. Unless otherwise defined in this Agreement, all terms used in this Agreement which are defined in the Uniform Commercial Code of the State of New York (the "Code") have the meanings defined therein.

EFFECT OF ENTERING INTO THIS AGREEMENT

          By entering into this Agreement, the Borrower requests the Bank to make Loans as provided in this Agreement and to establish for the Borrower the Loan Account. The Loan Account is not a deposit account. The Loan Account is established only for the purpose of disbursing and recording the Loans made under this Agreement and the payments of such Loans received by the Bank. By entering into this Agreement, the Borrower agrees to be bound by and to comply with all terms and conditions of this Agreement. The Borrower agrees that if it maintains a business checking account at the Bank (the "Designated Business Account"), the Bank is authorized to charge the Designated Business Account for all amounts owing to the Bank under this Agreement.

USE OF LOAN PROCEEDS

          The Borrower agrees that the proceeds of the Loans made by the Bank to the Borrower under this Agreement shall be used only for business, commercial or agricultural purposes and not in whole or in part for any personal, family or household purposes. The Borrower acknowledges that the Bank is relying on the foregoing agreement in determining that the Loans are exempt from the disclosure and other requirements of certain Federal and state laws and regulations applicable to extensions of credit for personal, family or household purposes including, but not limited to, the Truth in Lending Act and Regulation Z promulgated by the Board of Governors of the Federal Reserve System, the Real Estate Settlement Procedure Act and Regulation X promulgated by the U.S. Department of Housing and Urban Development, State of New York Plain Language Law and other State of New York Banking Department rules and regulations.

CREDIT AVAILABILITY

          Subject to the terms and conditions of this Agreement, the Bank agrees to make Loans to the Borrower for the period beginning on the date of this Agreement and ending on the one year anniversary date of this Agreement (the "Draw Period"). The Draw Period shall automatically be extended for successive one year periods, each period to begin on the last day of the then current Draw Period and end on the one year anniversary date of the last day of the then current Draw Period unless the Bank shall elect, in its sole and absolute discretion, not to extend the Draw Period. If the Bank elects not to extend the Draw Period, the Bank shall provide the Borrower with written notice at least thirty days prior to the end of the then current Draw Period that the Draw Period will not be extended. If the Bank notifies the Borrower that the Draw Period has not been extended, the Borrower may not obtain, and the Bank shall have no obligation to make, any Loan requested after the then current Draw Period.

          The outstanding amount of such Loans shall not exceed at any time during the Draw Period the amount set forth above or agreed to in writing by the Bank and the Borrower from time to time (the "Maximum Amount"). The Borrower shall not request a Loan if after making such Loan, the amount of outstanding Loans would exceed the Maximum Amount. The Bank shall have no obligation to make any Loan if after making such Loan, the amount of outstanding Loans would exceed the Maximum Amount and the Bank shall have no liability for not making such Loan. However, if the Borrower makes a request for a Loan in excess of the Maximum Amount and the Bank, in its discretion, advances amounts in excess of the Maximum Amount, the entire amount advanced (including the portion that is in excess of the Maximum Amount) shall be a Loan and shall be subject to the terms of this Agreement, provided that the portion in excess of the Maximum Amount shall be payable on demand.

          The Borrower may elect to terminate its Loan account by giving the Bank written notice of such termination. Such termination shall become effective as soon as the Bank terminates the Borrower's ability to borrow under this Agreement, all principal of and interest on the Loans then outstanding and all other amounts owing to the Bank under this Agreement are paid in full and all unused Loan Account Checks (as hereinafter defined) are returned to the Bank.

REQUIREMENTS

          Before the Bank makes any Loan under this Agreement, the Borrower must satisfy all conditions set forth on Schedule A to this Agreement.

LOAN ACCOUNT USE

          The Borrower may use any of the following means (if available) to obtain a Loan under this Agreement:

          ATM Access. Provided that the Borrower has an automated teller machine ("ATM") business banking card ("ATM Card") and an active personal identification number ("PIN") from the Bank, the Borrower may obtain a Loan by debiting the Loan Account in the amount of the Loan at any Action Banking Center ATM located at selected Bank branches ("Action Banking ATM") or any participating network ATM and either (i) withdrawing such amount to the Designated Business Account linked to the Borrower's ATM Card. A Loan obtained in this manner will be deemed advanced to the Borrower by and upon the withdrawal of cash or the transfer of funds to the Designated Business Account. Obtaining cash or transferring funds through an ATM is subject to the ATM cardholder agreement given to the Borrower at the time the Borrower requested its ATM Card and PIN as amended from time to time, the rules and regulations of the Bank in effect from time to time for ATM transactions generally and the maximum daily limits for ATM withdrawals or debits applicable to the Borrower's ATM Card and, in the case of a participating network ATM, the rules and regulations of the owner or operator of such ATM. Obtaining cash or transferring funds through an ATM is further subject to the applicable accounts being linked to the ATM Card and any ATM system limitations for accessing accounts and performing particular functions.

          Loan Account Check. The Borrower may obtain a Loan by using checks which may be drawn upon the Loan account (the "Loan Account Checks"). A supply of these checks will be provided to the Borrower upon execution of this Agreement. The Bank's receipt of a Loan Account Check for payment or certification will constitute the Borrower's request to the Bank to make a Loan in the amount of such Loan Account Check. A Loan obtained in this manner will be deemed advanced to the Borrower by and upon the payment or certification of the Loan Account Check. The Bank may, in its discretion, refuse to pay or certify any Loan Account Check if after paying or certifying such check, the amount of outstanding Loans would exceed the Maximum Amount. However, if the Bank does pay such Loan Account Check, the entire amount of the Loan Account Check (including the portion that is in excess of the Maximum Amount) shall be a Loan and shall be subject to all of the terms of this Agreement, provided that the portion in excess of the Maximum Amount shall be payable on demand. If more than 5 Loan Account Checks are drawn upon the Loan Account in a Statement Period (as hereinafter defined), the Borrower agrees to pay to the Bank, a fee of $5 for each Loan Account Check drawn on the Loan Account in such Statement Period in excess of 5 Loan Account Checks. The fee for each Loan account Check in excess of 5 Loan Account Checks drawn on the Loan Account in a Statement Period shall be deemed to be a Loan advanced on the date the Loan Account Check is paid and subject to all of the terms of this Agreement provided that such Loan shall be payable on the payment date specified in the Periodic Statement (as hereinafter defined) for such Statement Period.

          Automated Response Unit For Business Access. Provided that the Borrower maintains a Designated Business Account and has an ATM Card and an active PIN from the Bank, the Borrower may use the Bank's Automated Response Unit For Business ("ARU") to obtain a Loan by debiting the amount of the Loan from the Loan account and crediting the Loan to the Designated Business Account linked to the ARU. A Loan obtained in this manner will be deemed advance to the Borrower by and upon the transfer of funds to the Designated Business Account. Transferring funds through the ARU is subject to the rules and regulations of the Bank in effect from time to time for ARU transactions generally.

          The Bank of New York Direct 24 PC Banking (SM) Access. <F1>

          Provided that the Borrower maintains a Designated Business Account and has an ATM card and an active PIN from the Bank, the Borrower may use The Bank of New York Direct 24 PC Banking computer services ("PC") to obtain a Loan by debiting the Loan Account in the amount of the Loan and crediting such amount to the Designated Business Account linked to the PC. A Loan obtained in this manner will be deemed advanced to the Borrower by and upon the transfer of funds to the Designated Business Account. Transferring fund by PC is subject to the Direct 24 Banking Services agreement given to the Borrower at the time the Borrower requested PC services as amended from time to time and the rules and regulations of the Bank in effect from time to time for PC transactions generally. Transferring fund by PC is subject to the applicable accounts being linked to the PC and any PC system limitations for accessing accounts and performing certain functions.

          The Bank is not required to make all of the above means for obtaining a Loan available to the Borrower at any one time. In addition, the Bank reserves the right, from time to time, to eliminate one or more of such means for obtaining a Loan.

AUTHORIZED REPRESENTATIVES

          The Borrower authorizes the Bank to accept Loan requests and other instructions from the Borrower and any person otherwise properly authorized to do so.

          The Borrower is responsible for the proper distribution and monitoring of the usage of its ATM Card, PIN and any password for access by PC in connection with the Loan Account.

          The Borrower assumes the entire risk of any Loan obtained through the improper, fraudulent or unauthorized use of the Borrower's ATM Card, PIN, password for access by PC or the ARU and will be responsible to repay such Loan and all interest thereon.

PRINCIPAL PAYMENTS

          Subject to the terms and conditions of this Agreement, the Borrower agrees to pay the outstanding principal balance of the Loans in equal consecutive monthly installments, on the date specified in the Periodic Statement (as hereinafter defined), each in the amount of 1/60 of the principal balance of the Loans outstanding on the last day of the Draw Period, commencing the first calendar month after the calendar month in which the Draw Period ends and continuing thereafter each successive calendar month until the fifty-ninth month after the making of the first principal payment when the remaining unpaid principal balance of the Loans shall be due and payable.

          The Borrower may prepay the outstanding principal balance of the Loans in whole or in part at any time and from time to time.

          If, at any time during the Draw Period, the principal balance of the Loans exceeds the Maximum Amount, the Borrower shall prepay the Loans on demand in an amount such that, after giving effect to such prepayment, the principal balance of the Loans does not exceed the Maximum Amount.

          Subject to the terms and conditions of this Agreement, each prepayment shall be applied to the outstanding principal balance of the Loan and, if prepayment is made after the end of the Draw Period, such prepayment shall be applied against the remaining monthly installments of principal in the inverse order of maturity of such installments. To the extent that prepayments reduce the outstanding principal amount of the Loans below the Maximum Amount during the Draw Period, credit availability is restored.

INTEREST

          The Borrower agrees to pay interest monthly on the outstanding principal balance of the Loans, on the date specified in the Periodic Statement, at a rate per annum equal to the Prime Rate (as defined below) plus 1.000%, but not to exceed the maximum rate permitted by law. If an Event of Default described below occurs and is continuing, the Borrower agrees to pay interest on the outstanding principal balance of the Loans, on demand, at a rate per annum equal to the sum of the rate set forth in the preceding sentence plus 3%, but not to exceed the maximum rate permitted by law. "Prime Rate" means, for any day, the prime commercial lending rate of the Bank as publicly announced to be in effect from time to time, such rate to be adjusted automatically and without notice, on the effective date of any change in such rate. The Borrower agrees that the Prime Rate I not the lowest rate at which the Bank may make loans. Interest shall be calculated on the basis of a 360 day year fro the actual number of days elapsed.

FEE

          The borrower agrees to pay to the Bank upon signing this Agreement a non-refundable fee in an amount equal to the amount specified on Schedule A to this Agreement. The Borrower agrees to pay to the Bank at the time of each extension of the Draw Period a non-red=fundable fee equal to the Bank's standard annual fee for business Credit Link in effect on the date of such extension.
The Bank shall debit the Loan Account for such fee on the first day of each extension of the Draw Period. The debiting of the Loan Account in the amount of such fee shall be a Loan and shall be subject to the terms of this Agreement provided that such Loan shall be payable on the payment date specified in the Periodic Statement (as hereinafter defined) for such Statement Period.


LATE CHARGES

          If any payment of principal of or interest on the Loans is not paid within 10 days of the due date of such payment, the Borrower agrees to pay to the Bank, a fee equal to 5% of the amount of any payment of principal and/or interest not received when due but in any event not less than $25 with respect to each such overdue payment for the purpose of defraying the Bank's expenses incident to the handling of such delinquent payment, which shall be payable on the eleventh day after the due date of such payment. Such fee shall be in addition to, and not in lieu of, any other remedy that the Bank may have.

PERIODIC STATEMENT; CHARGING ACCOUNTS

          The Bank will send to the Borrower a monthly statement (the "Periodic Statement") which Statement will set forth in principal amount of each Loan made during the period covered by such statement (the "Statement Period"), the payments received during such Statement Period and the amount payable on the next payment date specified in the Periodic Statement. All payments shall be made in U.S. Dollars and in available funds. If a payment is not made in available funds, the Bank may apply the payment immediately but is not required to restore credit availability until such funds are available.

          If the Borrower maintains a Designated Business Account, the Bank shall charge the Designated Business Account for the principal of and interest on the Loans, any fees and other amounts owing to the Bank under this Agreement on the date such amounts become due. The failure of the Bank to charge the Designated Business Account, shall not affect the Borrower's obligation to make such payments when due.

          The Borrower shall promptly examine the Periodic Statement. If the Periodic Statement contains an error or a discrepancy with respect to Business CreditLink activity, the Borrower agrees to give the Bank written notice thereof within 30 days after receipt of the statement. If the Borrower fails to give such notice, the Bank shall be released of all liability to the Borrower.

APPLICATION OF PAYMENTS

          The Bank shall choose the order in which payments are applied to the amounts due under this Agreement, except as otherwise required by law. Any payment in excess of the total outstanding obligations of the Borrower under this Agreement may be credited by the Bank to the Designated business Account as a deposit provided the Borrower maintains a Designated Business Account or returned to the Borrower in accordance with the Bank's practices.

RIGHT OF SET-OFF

          The Bank shall have a lien on the balances of the Borrower now or hereafter on deposit with or held as custodian by the Bank and the Bank shall have full authority to set-off such balances against the obligations of the borrower under this Agreement or any other obligation of the borrower to the Bank, and may at any time, without notice to the extent permitted by law, apply the same to such obligations, whether or not due.

ACCOUNTS; ATM, ARU AND PC SERVICES

          Any checking or savings accounts which the borrower maintains at the Bank, and ATM, ARU and PC services, are governed by the terms and conditions of other agreements between the Bank and the Borrower and such rules and regulations as the Bank may establish from time to time. ATM transactions conducted at a participating network ATM may be subject to additional applicable rules and regulations of the owner or operator of such ATM. Pursuant to such other agreements, rules and regulations, the Bank may impose charges in connection with, and place limitations on the use of, such accounts, or ATM, ARU or PC services. Any such charges and limitations will be in addition to all charges and limitations imposed under this Agreement. In the event any term or condition in this Agreement with respect to the Loan account conflicts with any term or condition of any agreement governing such other accounts, or ATM, ARU or PC services, the terms and conditions of this Agreement will be controlling with respect to the Loan Account.

          A Loan obtained from a participating network ATM located in a foreign country, and which is advanced from such ATM in a currency other than U.S. Dollars, will be denominated on the books and records of the Bank as a Loan in U.S. Dollars. The Borrower will be bound by the Bank's determination of the currency conversion rate and the date and manner in which the Bank made the conversion.

LOAN ACCOUNT; LOAN ACCOUNT CHECKS

          The Bank has the right to debit the Loan Account if (i) the Bank is served with legal papers in connection with a judgment or tax lien or other legal mandate resulting from legal proceedings in which the Borrower is involved, or (ii) any payment made to the Bank under this Agreement is returned to the Bank for any reason.

          Paid Loan Account Checks will not be returned to the Borrower. Copies of the checks may be obtained from the Bank upon request. The Bank may charge the Borrower for any costs or expenses incurred by the Bank if the Bank processes a stop payment order of a Loan Account Check, certifies a Loan account Check or produces copies of canceled Loan account Checks or statements of account. The Bank may charge the Borrower for the cost of printing the Loan Account Checks. The cost of printing Loan Account Checks will vary depending on the design and quantity selected.

          If the Borrower gives the Bank an order not to pay any Loan Account Check, the Bank will not be responsible even though the Loan Account Check is paid by the Bank if (i) the Bank acted in a commercially reasonable manner, or
(ii) the Bank did not have reasonable opportunity to act on the Borrower's order. The Bank will not be responsible if the Bank pays any Loan Account Check more than 14 days after the Borrower has ordered the Bank in writing not to pay it. The Borrower agrees not to issue any post-dated Loan Account Checks. If, however, the Borrower issues a post-dated Loan Account Check, the Bank will not be responsible if for any reason the Bank pays the Loan Account Check before the stated date of the Loan Account Check, unless applicable law requires otherwise.

          The Borrower agrees to safe-guard the Loan Account Checks. The Borrower will promptly notify the Bank in writing of any Loan Account Checks which have been lost or stolen and the circumstances surrounding the loss or theft. In the event the Bank's obligation to make Loans terminates or the Borrower closes its Loan account, the Borrower will return any unused Loan Account Checks to the Bank at the address set forth opposite its name on the signature page of this Agreement or such other address hereinafter specified by written notice from the Bank to the borrower.

          All Loan Account Checks must be payable in the currency of the United States of America. The Borrower agrees not to draw a Loan Account Check payable in any foreign currency. If the Borrower does, the Bank will have the right to return the Loan Account Check unpaid. If, however, the Bank should pay the Loan Account Check, the Borrower will be bound by the Bank's determination of the currency conversion rate and the date and manner in which the Bank made the conversion.

COLLATERAL

          To secure the Borrower's obligations to thee Bank under this Agreement including but not limited to, the borrowers obligations to repay the Loans and to pay interest, fees, expenses and other mounts described in this Agreement, and any other indebtedness, liabilities and obligations of the Borrower of any kind to the Bank whether in existence now or arising at any time in the future, the Borrower grants to the Bank a security interest in and a lien upon all personal property (other than margin stock) and fixtures of the Borrower whether presently existing or existing in the future or presently owned or acquired in the future by the Borrower and whether or not subject to the Code, including, but not limited to, all goods, money, instruments, accounts, farm products, inventory, equipment, documents, chattel paper, investment property intangibles, and all interest, dividends and other distributions thereon paid and payable in cash or property, and all replacements and substitutions for, all accessions and additions to, and all products and Proceeds of, all of the foregoing (all of which are referred to as the "Collateral"). For purposes of the foregoing, margin stock shall be as defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

          As used in this Agreement, the term Proceeds shall have the meaning set forth in Article 9 of the Uniform Commercial Code and, to the extent not otherwise included, shall include, but not be limited to, (i) any and all proceeds of any insurance, causes and rights of action or settlements thereof, escrowed amounts or property, judicial and arbitration judgments and awards, payable to the Borrower from or in respect of any person from time to time; (ii) any and all payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection the ownership of the Collateral, including, without limitation, all dividends, interest and other amounts collected or distributed on account of the Collateral or in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority; (iii) all claims of the Borrower for losses or damages arising out of or relating to or for any breach of any agreements, covenants, representations or warranties or any default whether or not with respect to or under any of the Collateral (without limiting any direct or independent rights of the Bank with respect to the Collateral); and (iv) any and all other amounts from time to time paid or payable under or in connection with the collateral.

          Upon the Bank's request, the Borrower agrees to mark its books and records to reflect the Bank's security interest in the Collateral.

          The Borrower agrees to maintain such insurance on the Collateral in such amounts and covering such risks as is usually maintained by persons engaged in similar businesses on such personal property and fixtures in the same general areas in which the Borrower conducts its business.

          The borrower authorizes the Bank, at the Borrower's expense, to take all actions necessary to perfect, whether by filing, possession, control or otherwise, its security interest in the Collateral under any applicable law or regulation. The Borrower authorizes the Bank to file one or more financing statements and any amendments thereto without the Borrower's signature appearing thereon. The Borrower agrees to do all other necessary acts and file, record, make execute and deliver such deeds, agreements, notices, instruments and financing statements as the Bank may require to perfect the Bank's security interest in the Collateral and enforce its rights in the Collateral.

          The Borrower agrees not to change its name, its jurisdiction of organization if the Borrower is a registered organization, its place of business or if the Borrower has more than one place of business, its chief executive office or its primary residence if the borrower is an individual, remove any records of the Borrower relating to the Collateral or move any of the Collateral without obtaining the prior written consent of the Bank.

          The Bank may, without any notice to the borrower, in its discretion, whether or not any of the obligations of the Borrower are due, in its name or in the name of the borrower, demand, sue for, collect and receive any money or property at any time due, payable or receivable on or on account of or in exchange for, and may compromise, settle or extend the time of payment of, any of the demands or obligations represented by any of the Collateral, and may also exchange any of the Collateral for other property upon the reorganization, recapitalization or other readjustment of the issuer, maker or other person who is obligated on or otherwise has liabilities with respect to the Collateral, and in connection therewith may deposit any of the Collateral with any committee or depository upon such terms as the Bank may in its discretion deem appropriate, and the Borrower does hereby constitute and appoint the Bank the Borrower's true and lawful attorney to compromise, settle or extend payment of said demands or obligations and exchange such Collateral as the Borrower might or could do personally; all without liability or responsibility for action herein authorized and taken o not taken in good faith. The Bank is entitled at any time in its discretion to notify and account debtor or the obligor on any instrument to make payment to it, regardless of whether or not the Borrower had been previously making collections on the Collateral, and the Bank may take control of any Proceeds of any of the Collateral. Upon request of the Bank, the Borrower shall receive and hold all Proceeds of the Collateral in trust for the Bank and not commingle any collections with any of its own funds and immediately deliver such collections to the Bank.

          The Bank may, in its sole discretion, take possession of the Collateral at any time, either prior to or subsequent to a default under any of the obligations. The Bank may, without any notice to the Borrower, in its discretion, and for its own benefit, lend, use, transfer or repledge to a third party al or any part of the Collateral by itself or commingled with the property of others, in bulk or otherwise.

          The Bank may, without any notice to the borrower, in its discretion, transfer, or cause to be transferred, all or any part of the Collateral to its name, or to the name of its nominee, vote the Collateral so transferred, and receive income and make or receive collections, including money, thereon and hold said income and collections as Collateral or apply said income and collections to any of the obligations of the Borrower, the manner and distribution of the application to be made as the Bank shall elect.

          With respect to the Collateral, the Bank shall have no duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for insurance, taxes or other charges or take any action of any kind in connection with the management of the Collateral and its only duty with respect to the Collateral shall be to use reasonable care in its custody and preservation while in the Bank's possession, which shall not include any steps necessary to preserve, obtain, secure or acquire rights or property against or from any party.

          The Borrower represents that at the time the Collateral becomes subject to the Bank's security interest, the borrower shall be the sole owner of the Collateral and shall be fully authorized and able to sell, thereafter, pledge and/or grant a security interest in the Collateral to the Bank and the Collateral shall be free and clear of all other claims, liens, charges, security interests and encumbrances except security interests in favor of the Bank or as permitted in writing by the Bank. The Borrower represents and warrants to the Bank that any information furnished to the Bank regarding the collateral is true and correct on the date hereof and is complete in all material respects.

          The borrower agrees to keep the Collateral free and clear of all claims, liens, charges, security interest and encumbrances other than the Bank's security interest or as permitted in writing by the Bank.

INFORMATION

          Upon the Bank's request, the Borrower agrees to promptly, and in all cases no more than 30 days after such request, provide such information (including financial statements and tax returns of the Borrower and any Guarantor) to the Bank and to permit the Bank to inspect and make copies of its books and records, as the Bank shall reasonably request from time to time.

EVENTS OF DEFAULT

          Each of the following events shall be an Event of Default under this
Agreement:

1. The failure of the Borrower to make any payment of principal of or interest on the Loans or other amounts payable under this Agreement when due and payable.

2. The failure of the Borrower to observe or perform any other obligation or agreement contained in this Agreement or in any instrument, document or agreement delivered in connection with this Agreement.

3. The failure of any Guarantor to observe or perform any of its obligations or agreements under its guarantee or in any instrument, document or agreement delivered in connection with its guarantee or any Hypothecator to observe or perform any of its obligations or agreements under its hypothecation agreement or in any instrument, document or agreement delivered in connection with its hypothecation agreement.

4. Any information furnished to the Bank by the Borrower, any Guarantor or any Hypothecator or any representation made by the Borrower in this Agreement or in any instrument, document or agreement delivered in connection with this Agreement, any Guarantor in its guarantee or in any Hypothecator in its hypothecation agreement or in any instrument, document or agreement delivered in connection with such hypothecation agreement, shall be incorrect, incomplete or untrue at the time it is furnished or made to the Bank.

5. The failure of the Borrower, any Guarantor or any Hypothecator to pay or perform any other present or future liability or obligation to the Bank or any other person (including without limitation on any individual, government authority or company).

6. The failure of the Borrower, any Guarantor or any Hypothecator to pay any other indebtedness for borrowed money, acceleration of the maturity of such indebtedness or the occurrence of any event which with notice or the lapse of time would permit acceleration of such indebtedness.

7. The Borrower, any Guarantor or any Hypothecator that is a natural person, shall become incompetent or die.

8. The Borrower, any Guarantor or any Hypothecator that is not a natural person, shall dissolve, merge or consolidate, or sell or dispose of all or substantially all of its assets.

9. An adverse change in the business, property, operations, management, ownership or prospects of the Borrower, in the Collateral or in the collateral securing the obligation of any Guarantor under its guarantee or in the financial condition or credit standing of the Borrower, any Guarantor or any Hypothecator shall have occurred in the sole opinion of the Bank.

10. The commencement of any proceeding, procedure or other remedy supplemental to the enforcement of a judgment against the Borrower, any Guarantor or any Hypothecator.

11. The validity or enforceability of this Agreement, any guarantee of this Agreement or any hypothecation agreement or other document, instrument or agreement delivered in connection with this Agreement, shall be contested or declared null and void or the Borrower, any Guarantor or any Hypothecator shall deny that it has any liability or obligation under or with respect to this Agreement or any guarantee of this Agreement or any hypothecation agreement or other document, instrument or agreement delivered in connection with this Agreement.

12. The commencement by or against the Borrower, any Guarantor or any Hypothecator of a case or proceeding under any bankruptcy, insolvency or other law relating to the relief of debtors, the readjustment, competition or extension of indebtedness or reorganization or liquidation.

          If any Event of Default occurs, the Bank may, by written notice to the Borrower take either or both of the following action, at the same or different times: (a) terminate its obligation to make Loans and (b) declare the outstanding Loans to be due whereupon the principal amount of, and accrued interest on, the Loans together with all other amounts owed to the Bank under this Agreement shall be due and payable provided that if an Event of Default described in item 12 above shall occur, the Bank's obligation to make Loans hereunder shall automatically terminate and the entire outstanding principal of, and accrued interest on, the Loans and all other amounts owed to the Bank under this Agreement shall become immediately and automatically due and payable without demand or notice to the Borrower, any Guarantor or any Hypothecator.

          Except as otherwise provided in this Agreement, the borrower waives any presentment, demand, protest, notice of protest or other notice of any kind.

REMIDIES

          Upon the failure of the Borrower of any Guarantor to pay any obligations under this Agreement when becoming or made due in accordance with this Agreement, the Bank may exercise any or all of the remedies that the Bank has under this Agreement or at law. The Bank may, without demand of performance or other demand, advertisement or notice of any kind to the Borrower (all and each of which are expressly waived), immediately collect, receive appropriate and realize upon the Collateral, or any part of it. The Bank may immediately sell, assign, give options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part of it, at one or more public or private sale or sales, at any of the Bank's offices or elsewhere upon such terms and conditions as the Bank may deem advisable. At any such sale, the Bank will have the right to purchase the whole or any part of the Collateral, free of any right of redemption which the Borrower may have (which right, to the extent permitted by law, is expressly waived and released). The Bank will apply the proceed of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses thereof, to the obligations in such order as the Bank chooses. The Borrower agrees, that, to the extent that notice of sale or other disposition is required by law, the Bank need not give more than 5 business days notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. The Borrower also agrees to assemble the Collateral at such place or places as the Bank designates by written notice.

          No failure by the Bank to exercise, and no delay in exercising, any right, remedy or power shall operate as a waiver of any such right, remedy or power not shall any single or partial exercise by the Bank of any right, remedy or power preclude any other or future exercise thereof or the exercise of any other right, remedy or power.

          Each and every right, remedy or power the Bank has under this Agreement or at law is cumulative and not exclusive of any other right, remedy or power, and may be exercised by the Bank at any time and from time to time.

          If the Collateral secures other obligations to the Bank in addition to the obligations under this Agreement, the Bank may apply the proceed to all of the Borrower's obligations to the Bank (including the obligations under this Agreement) in such order and priority as the Bank determines.

ENFORCEMENT COSTS

          The Borrower agrees to pay all costs and expenses incurred by the Bank (including but not limited to, reasonable attorneys' fees and expenses, and cost of any insurance and payment of taxes or other charges) of, or incidental to the custody, care, sale or collection of, or realization upon, any of the Collateral, or in any way relating to the Bank's enforcement of the obligations of the Borrower under his Agreement or the protection of the Bank's rights in connection with this Agreement, whether or not litigation is commenced.

AMENDMENTS AND WAIVERS

          This Agreement may not be amended, and compliance with its terms may not be waived, orally or by course of dealing, but only by a writing signed by an authorized officer of the Bank or as provided in the next sentence. The Bank reserves the right to amend or modify the provisions of this Agreement at any time by mailing or delivering a copy of such amendment or modification to the Borrower. Such amendment or modification shall be binding on the Borrower 30 days after it is mailed or delivered and may apply to Loans outstanding on the effective date as well as Loans made after the effective date.

ASSIGMENT

          This Agreement shall be binding upon and inure to the benefit of the Borrower and Bank and their respective successors and assigns. The Borrower may not assign its rights and obligations under this Agreement. The Bank may assign its rights and/or obligations under this Agreement at any time without the consent of or notice to the Borrower.

ENTIRE AGREEMENT

          This Agreement contains the entire agreement and understanding between the Bank and the Borrower with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

SEVERABILITY

          Every provision of this Agreement is intended to be severable; if any term or provision of this Agreement shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability for the remaining provisions hereof shall not in any way be affected or impaired thereby.

COMPLETION OF AGREEMENT

          The Borrower authorizes the Bank to date this Agreement and to complete any blank space herein.

NOTICES

          Any notices to the Bank shall be effective only upon receipt by the Bank and if directed to the address set forth opposite its name on the signature page of this Agreement or such other address hereafter specified by written notice from the Bank to the Borrower.

          Notices, amendments, modifications, instructions, Periodic Statements and other information and communications to the Borrower shall be sent to the address set forth opposite the Borrower's name on the signature page o this Agreement or such other address hereafter specified by written notice from the Borrower to the Bank. All mail directed to such address shall be deemed properly addressed and delivered and shall be effective whether or not received by the Borrower. The borrower shall promptly notify the Bank of any change of address.

REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants that the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business in the State of New York that the execution, delivery and performance of this Agreement are within the Borrower's corporate powers and have been duly authorized by all necessary action of its board of directors and shareholders; and that each person executing this Agreement has the authority to execute and deliver this Agreement on behalf of the Borrower. The Borrower further represents and warrant that the borrower's name appearing on the signature page of this Agreement is the Borrower's exact name as set forth in its principal document of organization and the organizational number appearing on the signature page of this Agreement is the organizational number assigned by the agency where its organizational documents are filed or, if there is no number on he signature page, the agency does nor assign organizational numbers.

APPLICABLE LAW

          THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGAR TO THE PRINCIPLES OF CONFLICT OF LAWS.

LEGAL PROCEEDINGS

          THE BORROWER SUBMITS TO THE JURISDICTION OF STATE AND FEDERAL COURTS LOCATED IN THE CITY AND STATE OF NEW YORK IN PERSONAM AND AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATED DIRECTLY OR INDIRECTLY TO THIS AGREEMENT SHALL BE LITIGATED ONLY IN SAID COURTS OR COURTS LOCTED ELSEWHERE AS SELETED BY THE BANK AND THAT SUCH COURTS ARE CONVENIENT FORUMS. THE BORROWER WAIVES PERSONAL SEVICE UPON IT AND CONSENTS TO SERVICE OF PROCESS BY MAILING A COPY THEREOF TO IT BY REGISTERED OR CERTIFIED MAIL.

          IN ANY LEGAL PROCEEDING, THE BORROWER AGREES NOTTO MAKE ANY COUNTERCLAIM AGAINST THE BAK OR TO REDUCE THE AMONT OF THE BANK'S CLAIM BY OFFSETTING SUCH CLAIM BY THE AMOUNT OF ANY CLAIM THE BORRWER HAS AGAINST THE BANK.

WAIVER OF TRIAL BY JURY

          THE BORROWER AND THE BANK WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

International Freight Logistics LTD                   4 William Street
                                                      Lynbrook, NY 11563

By: /s/ Laura Mischke
______________________________________
Name $ Title: Laura Mischke, President


ORGANIZATIONAL NUMBER:


THE BANK OF NEW YORK                                  127 East Merrick Rd
                                                      Valley Stream, NY 11580


By:/s/
______________________________________
Name: ________________________________
Title: _______________________________



                                  SCHEDULE A

                                      TO

                        BUSINESS CREDITLINK AGREEMENT

                                    BETWEEN

                             THE BANK OF NEW YORK

                                      AND

                      International Freight Logistics LTD

          Before the Bank makes any Loan under the Business CreditLink Agreement, the Bank must receive all of the following duly executed and appropriately completed and in form and substance satisfactory to the Bank:

          - The Business CreditLink Agreement.


          - A corporate resolution of the Borrower authorizing the execution, delivery and performance of the Business CreditLink Agreement on the Bank's standard form.


          - Signature cards for the Borrower on the Bank's standard form.


          - UCC-1 Financing Statements in sufficient number for the Bank to obtain a perfected security interest in the Collateral.


          - Guarantees of the Borrower's obligations under the Business CreditLink Agreement from each of Piero Prato and Laura Mischke on the Bank's standard form.


          - As origination fee in the amount of $250.00.

<F1> SM  The Bank of New York Direct 24 PC Banking is a service mark of The
Bank of New York.